Exhibit 99(1)
News Release	HESS CORPORATION Investor Contact: Jay Wilson (212) 536-8940 Media Contact: Jon Pepper (212) 536-8550

HESS REPORTS ESTIMATED RESULTS FOR THE THIRD QUARTER OF 2013

Third Quarter Highlights:

●	Net income was $420 million compared to $557 million in the third quarter of 2012

●
Production from the Bakken oil shale play increased to 71,000 barrels of oil equivalent per day, up 14 percent; drilling and completion costs per well were $7.8 million, down 18 percent from the third quarter of 2012

●	Capital and exploratory expenditures of $1,527 million in the third quarter of 2013 were down 33 percent from the same quarter last year

●	Proceeds from completed and announced asset sales, including the release of working capital, amount to $6.3 billion

●	Share repurchase program commenced; $500 million of common stock purchased in the third quarter at an average price of $76.60 per share

●	Quarterly dividend increased 150 percent to 25 cents per common share

NEW YORK, October 30, 2013 -- Hess Corporation (NYSE: HES) today reported net income of $420 million for the quarter ended September 30, 2013.  Adjusted earnings, which exclude items affecting comparability, were $405 million or $1.18 per common share compared with $495 million in the third quarter of 2012.

After-tax income (loss) by major operating activity was as follows:

	Three Months Ended		Nine Months Ended
	September 30, (unaudited)		September 30, (unaudited)
	2013	2012	2013	2012
	(In millions, except per share amounts)
Exploration and Production	$455	$608	$3,274	$1,887
Corporate and Other	(89)	(104)	(312)	(313)
Net income from continuing operations	366	504	2,962	1,574
Discontinued operations - Downstream businesses	54	53	165	77
Net income attributable to Hess Corporation	$420	$557	$3,127	$1,651

Net income per share (diluted):
Continuing operations	$1.07	$1.48	$8.63	$4.63
Discontinued operations	0.16	0.16	0.48	0.22
Net income per share	$1.23	$1.64	$9.11	$4.85

Weighted average number of shares (diluted)	343.3	340.0	343.3	340.3

Note: See page 5 for the items affecting comparability of earnings between periods.

Exploration and Production:
Exploration and Production earnings were $455 million in the third quarter of 2013, compared with $608 million in the third quarter of 2012.  Adjusted earnings were $458 million in the third quarter of 2013 and $546 million in the third quarter of 2012.  Earnings in the third quarter were negatively impacted by an estimated $30 million resulting from sales volumes being underlifted compared to production by 1.2 million barrels.  In addition, extended shutdowns for seasonal maintenance at non-operated fields in the Gulf of Mexico reduced earnings by an estimated $30 million compared to the prior year quarter and $75 million compared to the second quarter of 2013.

Oil and gas production of 310,000 barrels of oil equivalent per day (boepd) was down from 402,000 boepd in the third quarter a year ago.  The decrease was due to asset sales in Russia, the United Kingdom North Sea and Azerbaijan (reduction of 83,000 boepd), extended shutdowns in the Gulf of Mexico and lower production in Libya (reduction of 23,000 boepd), as well as other maintenance and declines (reduction of 24,000 boepd).  Partially offsetting these reductions, net production was up at Valhall by 30,000 boepd and at the Bakken by 8,000 boepd.  Due to civil unrest in Libya, full year 2013 production is expected to be at the low end of the guidance range of 340,000 to 355,000 boepd.  The Corporation’s average worldwide crude oil selling price, including the effect of hedging, was $104.95 per barrel, up from $86.69 per barrel in the same quarter a year ago.  The average worldwide natural gas selling price was $6.52 per mcf in the third quarter of 2013, up from $5.88 per mcf in the third quarter of 2012.

Operational Highlights for the Third Quarter of 2013:
Bakken (Onshore U.S.):  Net production from the Bakken oil shale play averaged 71,000 barrels of oil equivalent per day, an increase of approximately 14 percent from the same period last year.  Bakken production guidance remains 64,000 to 70,000 boepd for full year 2013. During the quarter, Hess brought 50 operated wells on production, bringing the year-to-date total to 122 wells.  Drilling and completion costs per operated well averaged $7.8 million in the third quarter of 2013, an improvement of 18 percent versus last year’s third quarter.

Utica (Onshore U.S.):  Seven wells were drilled, eight wells were completed and one well was flow tested during the quarter.  On the Hess 100 percent-owned acreage, the Porterfield C 1H-17 well, in Belmont County, tested at a rate of 3,421 barrels of oil equivalent per day including 21 percent liquids.  To date in 2013, 21 wells have been drilled, 18 wells were completed and nine wells have been tested across both the Corporation’s 100 percent-owned and CONSOL joint venture acreage.

     Valhall (Offshore Norway):  Net production averaged 37,000 boepd during the third quarter, compared with 7,000 boepd in the same period last year, and 13,000 boepd in the second quarter of 2013.  The Field was shut down from July 2012 through January 2013 to install a new production, utilities and accommodation platform.  Production resumed at reduced rates until the Field was shut down during June for planned maintenance at a third party processing facility.  Full year 2013 production for Valhall is expected to be at the low end of the guidance range of 24,000 to 28,000 barrels of oil equivalent per day.  The Corporation’s higher depreciation, depletion and amortization expense in the third quarter as compared to the second quarter of 2013, reflected this greater production contribution from the Valhall Field, which has a higher depreciation rate per barrel than the portfolio average due to a combination of the recently completed field redevelopment project and prior acquisition costs.  While this higher depreciation rate and the high Norwegian statutory income tax rate lowers Valhall’s net income per barrel contribution to the portfolio, its cash margin per barrel is accretive to the portfolio average, since cash taxes are expected to be deferred for the next several years.

North Malay Basin (Offshore Malaysia):  The five well development drilling program, which commenced in June 2013, was completed ahead of schedule and the rig has now been demobilized.  The project achieved first production in October 2013. Progress continues on the full field development where first gas is anticipated by 2017.

Kurdistan Region of Iraq (Onshore):  The Corporation spud its first exploration well on the Shakrok block.  A second exploration well in Kurdistan, which will be on the Dinarta block, is due to be spud in November 2013.

Capital and Exploratory Expenditures:
Capital and exploratory expenditures in the third quarter of 2013 were $1,527 million, of which $1,491 million related to Exploration and Production operations, including $579 million invested in the Bakken.  Capital and exploratory expenditures for the third quarter of 2012 were $2,287 million, of which $2,260 million related to Exploration and Production operations, including $766 million for the Bakken.  Full year 2013 capital and exploratory expenditures guidance remains $6.8 billion, which is down approximately 18 percent from 2012 levels.

Asset Sales Program:
To date in 2013, the Corporation has sold its subsidiary in Russia and its interests in the Beryl area fields in the United Kingdom North Sea, the Azeri-Chirag-Guneshli fields offshore Azerbaijan, and its Eagle Ford shale assets in Texas.  In addition, the Corporation has announced the sale of its energy marketing business and its terminal network.  Total proceeds from these completed and announced asset sales, including an expected release of working capital, amount to approximately $6.3 billion.  During the quarter, the Corporation also advanced divestiture processes for its upstream assets in Indonesia and Thailand, as well as the retail and trading businesses.

Liquidity:
Net cash provided by operating activities was $1,254 million in the third quarter of 2013, compared with $1,862 million in the same quarter of 2012.  At September 30, 2013, cash and cash equivalents totaled $321 million, compared with $642 million at December 31, 2012.  Total debt of $6,209 million at September 30, 2013 is down 23 percent from $8,111 million at December 31, 2012.  The Corporation’s debt to capitalization ratio at September 30, 2013 was 20.7 percent, compared with 27.7 percent at the end of 2012.

Returning Capital to Shareholders:
During the third quarter, the Corporation increased its returns to shareholders through a 150 percent increase in the quarterly dividend to 25 cents per common share, and the purchase of approximately 6,530,000 shares of common stock at a cost of approximately $500 million under the Corporation’s authorized $4 billion share repurchase program.

Items Affecting Comparability of Earnings Between Periods:
The following table reflects the total after-tax income (expense) of items affecting comparability of earnings between periods:

	Three Months Ended		Nine Months Ended
	September 30, (unaudited)		September 30, (unaudited)
	2013	2012	2013	2012
	(In millions)
Exploration and Production	$(3)	$62	$1,518	$62
Corporate and Other	(5)	-	(17)	-
Total items affecting comparability of earnings
from continuing operations	(8)	62	1,501	62
Discontinued operations - Downstream businesses	23	-	32	-
Total items affecting comparability of earnings
between periods	$15	$62	$1,533	$62

Third quarter 2013 net income from continuing operations included after-tax charges of $8 million for employee severance expenses associated with the Corporation’s transformation to a pure play E&P company.

Discontinued Operations – Downstream Businesses:
The downstream businesses, comprised of retail, energy marketing, refining and energy trading, reported income of $54 million in the third quarter of 2013, compared with $53 million in the same period in 2012.  Third quarter 2013 results included after-tax income totaling $23 million resulting from the net impact of a gain on the liquidation of LIFO inventories, largely offset by non-cash mark-to-market adjustments in energy marketing, employee severance, Port Reading refinery shutdown costs and other charges.

Reconciliation of Reported Net Income to Adjusted Earnings:
The following table reconciles reported net income attributable to Hess Corporation (U.S. GAAP) and adjusted earnings:

	Three Months Ended		Nine Months Ended
	September 30, (unaudited)		September 30, (unaudited)
	2013	2012	2013	2012
	(In millions)
Net income attributable to Hess Corporation	$420	$557	$3,127	$1,651
Less: Total items affecting comparability of earnings
between periods	15	62	1,533	62
Adjusted earnings	$405	$495	$1,594	$1,589

Hess Corporation will review third quarter financial and operating results and other matters on a webcast at 10 a.m. today.  For details about the event, refer to the Investor Relations section of our website at www.hess.com.

Hess Corporation is a leading global independent energy company engaged in the exploration and production of crude oil and natural gas.  More information on Hess Corporation is available at www.hess.com.

Forward-looking Statements
Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data. Estimates and projections contained in this release are based on the Company’s current understanding and assessment based on reasonable assumptions. Actual results may differ materially from these estimates and projections due to certain risk factors discussed in the Corporation’s periodic filings with the Securities and Exchange Commission and other factors.

Adjusted Earnings:
The Corporation has used a non-GAAP financial measure in this earnings release. “Adjusted earnings” presented in this release is defined as reported net income attributable to Hess Corporation excluding items identified as affecting comparability of earnings between periods. We believe that investors' understanding of our performance is enhanced by disclosing this measure. This measure is not, and should not be viewed as, a substitute for U.S. GAAP net income.  A reconciliation of reported net income attributable to Hess Corporation (U.S. GAAP) to adjusted earnings is provided in the release.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2013	2012	2013
Income Statement
Revenues and Non-operating Income
Sales and other operating revenues	$2,706	$3,072	$3,011
Gains (losses) on asset sales	(5)	376	1,111
Other, net	(3)	46	(17)

Total revenues and non-operating income	2,698	3,494	4,105

Costs and Expenses
Cost of products sold (excluding items shown separately below)	374	359	421
Operating costs and expenses	475	568	510
Production and severance taxes	84	144	97
Exploration expenses, including dry holes and lease impairment	154	259	200
General and administrative expenses	153	134	167
Interest expense	86	104	99
Depreciation, depletion and amortization	681	728	613
Asset impairments	-	208	-

Total costs and expenses	2,007	2,504	2,107

Income from continuing operations before income taxes	691	990	1,998
Provision for income taxes	325	480	409

Income from continuing operations	366	510	1,589
Income (loss) from discontinued operations	52	82	27

Net income	418	592	1,616
Less: Net income (loss) attributable to noncontrolling interests	(2)	35	185
Net income attributable to Hess Corporation	$420	$557	$1,431

Cash Flow Information
Cash provided by operating activities from continuing operations	$1,022	$1,818	$1,211
Cash provided by operating activities from discontinued operations	232	44	36
Net cash provided by operating activities (a)	1,254	1,862	1,247

Cash provided by (used in) investing activities from continuing operations	(1,463)	(1,595)	962
Cash provided by (used in) investing activities from discontinued operations	(24)	(22)	(26)
Net cash provided by (used in) investing activities	(1,487)	(1,617)	936

Cash provided by (used in) financing activities from continuing operations	(171)	(126)	(1,893)
Cash provided by (used in) financing activities from discontinued operations	-	-	(9)
Net cash provided by (used in) financing activities	(171)	(126)	(1,902)

Net increase (decrease) in cash and cash equivalents	$(404)	$119	$281

(a)	Includes changes in working capital.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS)

	Nine Months
	2013	2012
Income Statement
Revenues and Non-operating Income
Sales and other operating revenues	$9,183	$9,292
Gains (losses) on asset sales	1,794	412
Other, net	(57)	72

Total revenues and non-operating income	10,920	9,776

Costs and Expenses
Cost of products sold (excluding items shown separately below)	1,391	961
Operating costs and expenses	1,570	1,653
Production and severance taxes	311	409
Exploration expenses, including dry holes and lease impairment	573	708
General and administrative expenses	469	410
Interest expense	291	313
Depreciation, depletion and amortization	1,973	2,136
Asset impairments	-	267

Total costs and expenses	6,578	6,857

Income from continuing operations before income taxes	4,342	2,919
Provision for income taxes	1,204	1,330

Income from continuing operations	3,138	1,589
Income (loss) from discontinued operations	169	98

Net income	3,307	1,687
Less: Net income (loss) attributable to noncontrolling interests	180	36
Net income attributable to Hess Corporation	$3,127	$1,651

Cash Flow Information
Cash provided by operating activities from continuing operations	$3,019	$3,995
Cash provided by operating activities from discontinued operations	301	95
Net cash provided by operating activities (a)	3,320	4,090

Cash provided by (used in) investing activities from continuing operations	(750)	(5,298)
Cash provided by (used in) investing activities from discontinued operations	(62)	(84)
Net cash provided by (used in) investing activities	(812)	(5,382)

Cash provided by (used in) financing activities from continuing operations	(2,820)	1,472
Cash provided by (used in) financing activities from discontinued operations	(9)	(3)
Net cash provided by (used in) financing activities	(2,829)	1,469

Net increase (decrease) in cash and cash equivalents	$(321)	$177

(a)	Includes changes in working capital.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS)

	September 30,	December 31,
	2013	2012
Balance Sheet Information

Cash and cash equivalents	$321	$642
Assets held for sale	5,642	1,092
Other current assets	3,294	6,653
Investments	441	443
Property, plant and equipment – net	27,414	28,807
Other long-term assets	4,784	5,804
Total assets	$41,896	$43,441

Short-term debt and current maturities of long-term debt	$791	$787
Liabilities associated with assets held for sale	2,511	539
Other current liabilities	3,621	7,056
Long-term debt	5,418	7,324
Other long-term liabilities	5,713	6,532
Total equity excluding other comprehensive income (loss)	24,289	21,696
Accumulated other comprehensive income (loss)	(447)	(493)
Total liabilities and equity	$41,896	$43,441

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2013	2012	2013
Capital and Exploratory Expenditures
Exploration and Production
United States
Bakken	$579	$766	$546
Other Onshore	161	150	195
Total Onshore	740	916	741
Offshore	208	294	217
Total United States	948	1,210	958

Europe	159	497	172
Africa	106	232	163
Asia and other	278	321	278

Total Exploration and Production	1,491	2,260	1,571

Other	36	27	42

Total Capital and Exploratory Expenditures	$1,527	$2,287	$1,613

Total exploration expenses charged to income included above	$96	$127	$113

		Nine Months
		2013	2012
Capital and Exploratory Expenditures
Exploration and Production
United States
Bakken		$1,660	$2,444
Other Onshore		532	575
Total Onshore		2,192	3,019
Offshore		653	675
Total United States		2,845	3,694

Europe		550	1,102
Africa		498	547
Asia and other		782	916

Total Exploration and Production		4,675	6,259

Other		96	92

Total Capital and Exploratory Expenditures		$4,771	$6,351

Total exploration expenses charged to income included above		$319	$335

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS)

	Third Quarter 2013
	United States		International		Total

Sales and other operating revenues	$1,472		$1,234		$2,706
Gains (losses) on asset sales	(1)		(7)		(8)
Other, net	(1)		(2)		(3)

Total revenues and non-operating income	1,470		1,225		2,695

Costs and Expenses
Cost of products sold (excluding items shown separately below)	398		(24)		374
Operating costs and expenses	191		284		475
Production and severance taxes	64		20		84
Exploration expenses, including dry holes and lease impairment	71		83		154
General and administrative expenses	58		38		96
Depreciation, depletion and amortization	346		330		676

Total costs and expenses	1,128		731		1,859

Results of operations before income taxes	342		494		836
Provision for income taxes	134		247		381

Net income	208		247		455
Less: Net income attributable to noncontrolling interests	-		-		-

Net income attributable to Hess Corporation	$208	(a)	$247	(b)	$455

	Third Quarter 2012
	United States		International		Total

Sales and other operating revenues	$1,298		$1,774		$3,072
Gains (losses) on asset sales	-		376		376
Other, net	18		26		44

Total revenues and non-operating income	1,316		2,176		3,492

Costs and Expenses
Cost of products sold (excluding items shown separately below)	276		83		359
Operating costs and expenses	188		380		568
Production and severance taxes	53		91		144
Exploration expenses, including dry holes and lease impairment	68		191		259
General and administrative expenses	49		30		79
Depreciation, depletion and amortization	393		332		725
Asset impairments	58		150		208

Total costs and expenses	1,085		1,257		2,342

Results of operations before income taxes	231		919		1,150
Provision for income taxes	91		445		536

Net income	140		474		614
Less: Net income attributable to noncontrolling interests	-		6		6

Net income attributable to Hess Corporation	$140	(a)	$468	(b)	$608

(a)	The results from crude oil hedging activities comprised after-tax realized income of $0.3 million in the third quarter of 2013, and losses of $5 million in the third quarter of 2012.

(b)	The results from crude oil hedging activities comprised after-tax realized income of $0.5 million in the third quarter of 2013, and losses of $89 million in the third quarter of 2012.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS)

	Second Quarter 2013
	United States		International		Total

Sales and other operating revenues	$1,517		$1,494		$3,011
Gains (losses) on asset sales	(17)		1,128		1,111
Other, net	(4)		(14)		(18)

Total revenues and non-operating income	1,496		2,608		4,104

Costs and Expenses
Cost of products sold (excluding items shown separately below)	371		50		421
Operating costs and expenses	200		310		510
Production and severance taxes	55		42		97
Exploration expenses, including dry holes and lease impairment	63		137		200
General and administrative expenses	47		40		87
Depreciation, depletion and amortization	335		274		609

Total costs and expenses	1,071		853		1,924

Results of operations before income taxes	425		1,755		2,180
Provision for income taxes	171		307		478

Net income	254		1,448		1,702
Less: Net income attributable to noncontrolling interests	-		169		169

Net income attributable to Hess Corporation	$254	(a)	$1,279	(b)	$1,533

(a)	The after-tax realized gains from crude oil hedging activities were $13 million in the second quarter of 2013.

(b)	The after-tax realized gains from crude oil hedging activities were $20 million in the second quarter of 2013.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS)

	Nine Months 2013
	United States		International		Total

Sales and other operating revenues	$4,680		$4,503		$9,183
Gains (losses) on asset sales	(18)		1,809		1,791
Other, net	(11)		(45)		(56)

Total revenues and non-operating income	4,651		6,267		10,918

Costs and Expenses
Cost of products sold (excluding items shown separately below)	1,346		45		1,391
Operating costs and expenses	582		988		1,570
Production and severance taxes	176		135		311
Exploration expenses, including dry holes and lease impairment	242		331		573
General and administrative expenses	146		122		268
Depreciation, depletion and amortization	1,046		915		1,961

Total costs and expenses	3,538		2,536		6,074

Results of operations before income taxes	1,113		3,731		4,844
Provision for income taxes	450		944		1,394

Net income	663		2,787		3,450
Less: Net income attributable to noncontrolling interests	-		176		176

Net income attributable to Hess Corporation	$663	(a)	$2,611	(b)	$3,274

	Nine Months 2012
	United States		International		Total

Sales and other operating revenues	$3,840		$5,452		$9,292
Gains (losses) on asset sales	-		412		412
Other, net	19		53		72

Total revenues and non-operating income	3,859		5,917		9,776

Costs and Expenses
Cost of products sold (excluding items shown separately below)	852		109		961
Operating costs and expenses	582		1,071		1,653
Production and severance taxes	143		266		409
Exploration expenses, including dry holes and lease impairment	221		487		708
General and administrative expenses	137		86		223
Depreciation, depletion and amortization	1,007		1,120		2,127
Asset impairments	117		150		267

Total costs and expenses	3,059		3,289		6,348

Results of operations before income taxes	800		2,628		3,428
Provision for income taxes	313		1,213		1,526

Net income	487		1,415		1,902
Less: Net income attributable to noncontrolling interests	-		15		15

Net income attributable to Hess Corporation	$487	(a)	$1,400	(b)	$1,887

(a)	The results from crude oil hedging activities comprised after-tax realized income of $9 million in the first nine months of 2013, and losses of $34 million in the first nine months of 2012.

(b)	The results from crude oil hedging activities comprised after-tax realized income of $14 million in the first nine months of 2013, and losses of $300 million in the first nine months of 2012.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2013	2012	2013
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States
Bakken	57	52	52
Other Onshore	9	13	11
Total Onshore	66	65	63
Offshore	37	44	48
Total United States	103	109	111

Europe	38	80	33
Africa	57	75	73
Asia	9	17	9
Total	207	281	226

Natural gas liquids - barrels
United States
Bakken	7	5	6
Other Onshore	4	6	4
Total Onshore	11	11	10
Offshore	4	5	6
Total United States	15	16	16

Europe	1	2	1
Asia	1	1	1
Total	17	19	18

Natural gas - mcf
United States
Bakken	44	35	39
Other Onshore	24	28	27
Total Onshore	68	63	66
Offshore	42	53	75
Total United States	110	116	141

Europe	29	36	15
Asia and other	380	462	427
Total	519	614	583

Barrels of oil equivalent	310	402	341

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Nine Months
	2013	2012
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States
Bakken	54	45
Other Onshore	11	13
Total Onshore	65	58
Offshore	44	46
Total United States	109	104

Europe	46	91
Africa	69	75
Asia	11	17
Total	235	287

Natural gas liquids - barrels
United States
Bakken	6	4
Other Onshore	4	5
Total Onshore	10	9
Offshore	6	6
Total United States	16	15

Europe	1	3
Asia	1	1
Total	18	19

Natural gas - mcf
United States
Bakken	39	25
Other Onshore	26	26
Total Onshore	65	51
Offshore	63	61
Total United States	128	112

Europe	19	50
Asia and other	418	459
Total	565	621

Barrels of oil equivalent	347	409

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2013	2012	2013

Sales Volumes Per Day (in thousands)
Crude oil - barrels	194	284	233
Natural gas liquids - barrels	17	19	18
Natural gas - mcf	515	616	582
Barrels of oil equivalent	296	406	347

Sales Volumes (in thousands)
Crude oil - barrels	17,857	26,158	21,180
Natural gas liquids - barrels	1,519	1,727	1,593
Natural gas - mcf	47,406	56,628	52,969
Barrels of oil equivalent	27,277	37,323	31,601

		Nine Months
		2013	2012

Sales Volumes Per Day (in thousands)
Crude oil - barrels		234	283
Natural gas liquids - barrels		17	19
Natural gas - mcf		564	622
Barrels of oil equivalent		345	405

Sales Volumes (in thousands)
Crude oil - barrels		63,804	77,583
Natural gas liquids - barrels		4,759	5,121
Natural gas - mcf		154,037	170,385
Barrels of oil equivalent		94,236	111,102

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2013	2012	2013
Operating Data
Average Selling Prices
Crude oil - per barrel (including hedging)
United States
Onshore	$96.01	$82.81	$89.97
Offshore	106.66	101.02	106.71
Total United States	99.80	90.17	97.20

Europe	113.18	75.08	77.14
Africa	110.71	90.78	106.15
Asia	104.27	102.85	105.27
Worldwide	104.95	86.69	97.89

Crude oil - per barrel (excluding hedging)
United States
Onshore	$95.98	$83.34	$88.91
Offshore	106.56	101.99	103.43
Total United States	99.75	90.87	95.18

Europe	112.51	75.36	75.22
Africa	110.95	110.33	102.78
Asia	104.27	103.20	105.27
Worldwide	104.88	92.35	95.45

Natural gas liquids - per barrel
United States
Onshore	$44.59	$41.34	$38.84
Offshore	32.14	32.51	27.81
Total United States	41.03	38.35	34.57

Europe	58.67	56.82	53.16
Asia	70.05	64.67	66.90
Worldwide	43.67	41.71	36.28

Natural gas - per mcf
United States
Onshore	$2.91	$2.06	$3.19
Offshore	2.56	2.31	3.17
Total United States	2.78	2.18	3.18

Europe	12.13	9.15	9.99
Asia and other	7.19	6.56	7.39
Worldwide	6.52	5.88	6.44

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Nine Months
	2013	2012
Operating Data
Average Selling Prices
Crude oil - per barrel (including hedging)
United States
Onshore	$91.87	$84.55
Offshore	106.99	102.54
Total United States	97.97	92.53

Europe	79.60	77.13
Africa	108.57	89.56
Asia	107.77	107.88
Worldwide	98.55	87.71

Crude oil - per barrel (excluding hedging)
United States
Onshore	$91.64	$85.62
Offshore	106.18	105.53
Total United States	97.51	94.46

Europe	79.01	78.18
Africa	107.81	111.28
Asia	107.77	109.92
Worldwide	97.99	94.58

Natural gas liquids - per barrel
United States
Onshore	$42.35	$45.53
Offshore	28.84	37.72
Total United States	37.50	42.60

Europe	57.02	75.67
Asia	71.70	75.95
Worldwide	39.46	49.05

Natural gas - per mcf
United States
Onshore	$2.99	$1.83
Offshore	2.79	1.83
Total United States	2.89	1.83

Europe	10.62	9.56
Asia and other	7.46	6.64
Worldwide	6.53	6.01

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
DISCONTINUED OPERATIONS SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2013	2012	2013
Discontinued Operations - Financial Information

Downstream Businesses Results
Income (loss) before income taxes	$86	$84	$15
Provision (benefit) for income taxes	32	31	4
Results of operations attributable to Hess Corporation	$54	$53	$11

Summary of Downstream Businesses Results
Marketing	$69	$17	$11
Refining	(11)	18	(10)
Trading	(4)	18	10
Results of operations attributable to Hess Corporation	$54	$53	$11

Net Impact of Items Affecting Comparability of Earnings Between Periods	$23	$-	$(21)

	Nine Months
	2013	2012

Downstream Businesses Results
Income (loss) before income taxes	$255	$116
Provision (benefit) for income taxes	90	39
Results of operations attributable to Hess Corporation	$165	$77

Summary of Downstream Businesses Results
Marketing	$122	$62
Refining	44	20
Trading	(1)	(5)
Results of operations attributable to Hess Corporation	$165	$77

Net Impact of Items Affecting Comparability of Earnings Between Periods	$32	$-